UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2026

SENMIAO TECHNOLOGY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Election of Certain Officer; Appointment of Certain Officer; Compensatory Arrangements of Certain Officer.

Appointment of Chief Financial Officer

On January 2, 2026, the board of directors (the “Board”) of the Company appointed Ms. Yafeng Li as the Chief Financial Officer (the “CFO Appointment”) of the Company to fill the vacancy created by Ms. Xiaoyuan Zhang’s resignation.

In connection with the CFO Appointment, the Company entered into an employment agreement (the “Employment Agreement”) with Ms. Yafeng Li dated January 2, 2026, pursuant to which Ms. Li will receive an annual salary of $50,000 for her services as the Company’s Chief Financial Officer.

Ms. Yafeng Li has served as the Financial Controller of World Trade Technology LLC since May 2020. Ms. Li holds multiple professional certifications, including Certified Internal Auditor, Certified Management Accountant, and Certified Tax Agent (China). Ms. Li earned her Bachelor’s degree in accounting from Shanxi University in July 1999.

There is no arrangement or understanding between Ms. Li and any other person pursuant to which she was selected as the Chief Financial Officer of the Company, and there is no family relationship between Ms. Li and any of the Company’s other directors or executive officers. Since the beginning of the Company’s last fiscal year, there are no transactions in which the Company was or is to be a participant and in which Ms. Li or any member of her immediate family had or will have any interest that are required to be reported under Item 404(a) of Regulation S-K.

The foregoing description of the Employment Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the form of employment agreement furnished hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Employment Agreement by and between the Company and Yafeng Li dated January 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENMIAO TECHNOLOGY LIMITED

Date: January 8, 2026	By:	/s/ Ronggang (Jonathan) Zhang
	Name:	Ronggang (Jonathan) Zhang
	Title:	Chief Executive Officer and Chairman of the Board

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